Exhibit 10.37

Execution Version

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of 11 December, 2023 (this “Agreement”), is made by AVITA MEDICAL PTY LIMITED ACN 058 466 523 , an Australian proprietary company limited by shares (the “Grantor”), in favor of ORCO IV LLC, a Delaware limited liability company (together with its Affiliates, successors, transferees and assignees, the “Administrative Agent”), as Administrative Agent for the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, dated as of October 18, 2023 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among AVITA Medical, Inc. (the “Borrower”), the Lenders party thereto and the Administrative Agent, the Lenders have extended Commitments to make Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Administrative Agent, for the benefit of the Secured Parties, dated as of October 18, 2023 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Patent Collateral to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Secured Parties, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Grantor’s right, title and interest in and to the Patent Collateral, including each patent and patent application referred to in Item A of Schedule I attached hereto and each patent license referred to in Item B of Schedules 1 attached hereto. Notwithstanding anything to the contrary, the Patent Collateral does not include Excluded Property.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Administrative Agent for its benefit under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Release of Liens. Upon (a) the sale of Patent Collateral to Persons who are not the Borrower or any Subsidiary thereof in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Patent Collateral (in the case of clause (a)) or (ii) all Patent Collateral (in the case of clause (b)). Upon any such sale or termination, the Administrative Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all such Patent Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7. Effectiveness. (a) This Agreement shall become effective when a counterpart hereof executed by the Grantor shall have been received by the Administrative Agent.

(b) This document may be executed in any number of counterparts or copies, each of which may be executed by physical signature in wet ink or electronically (whether in whole or part). A party who has executed a counterpart of this document may exchange it with another party (the “Recipient”) by: (i) emailing a copy of the executed counterpart to the Recipient; or (ii) utilizing an electronic platform (including DocuSign) to circulate the executed counterpart, and will be taken to have adequately identified themselves by so emailing the copy to the Recipient or utilizing the electronic platform. (c) Each party consents to signatories and parties executing this document by electronic means and to identifying themselves in the manner specified in this clause. (d) Each counterpart constitutes an original (whether kept in electronic or paper form), all of which together constitute one instrument as if the signatures (or other execution markings) on the counterparts or copies were on a single physical copy of this document in paper form. Without limiting the foregoing, if any of the signatures or other markings on behalf of one party are on different counterparts or copies of this document, this shall be taken to be, and have the same effect as, signatures on the same counterpart and on a single copy of this document.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

Grantor

Executed as a deed by AVITA MEDICAL PTY LIMITED ACN 058 466 523 in accordance with Section 127 of the Corporations Act 2001 (Cth)

/s/ Lou Panaccio	/s/ Suzanne Mary Crowe
Signature of director	Signature of director/company secretary

Lou Panaccio	Suzanne Mary Crowe
Name of director (print)	Name of director/company secretary (print)

[Signature Page to Patent Security Agreement]

SCHEDULE I

to Patent Security Agreement

Item A. Patents

Title	Pub. No.	App. No.	Filing Date	Country	Status	Patent No.	Issue Date	Antici pated Expira tion	Assignee
CELL	US2011	13/036,	2/28/	United	Granted	9029140	5/12/	4/9/2	AVITA
SUSPENSION	015084	569	2011	States of			2015	024	Medical
PREPARATION	8A1			America					Pty Ltd[1]
TECHNIQUE
AND DEVICE
CELL	AU201	201320	3/14/	Australia	Granted	AU2013	11/2	3/14/	AVITA
SUSPENSION	320258	2587	2013			202587B	6/20	2033	Medical
AND USE	7A1					2	15		Pty Ltd
THEREOF
MÉTODO	BR1120	BR1120	3/14/	Brazil	Granted	BR11201	6/7/2	3/14/	AVITA
PARA	140232	140232	2013			4023272	022	2033	Medical
PREPARAR	72A2	725				B1			Pty Ltd
CÉLULAS
PARA USO
COSMÉTICO
EM UM
PROCEDIMEN
TO
RELACIONAD
O AO EPITÉLIO
(METHOD FOR
PREPARING
CELLS FOR
COSMETIC
USE IN A
PROCEDURE
RELATED TO
THE
EPITHELIUM)
Method for	CA2874	CA2874	3/14/	Canada	Granted	CA2874	9/26/	3/14/	AVITA
Preparing Cell	091A1	091	2013			091	2023	2033	Medical
Suspension									Pty Ltd
Comprising
Undifferentiated/
Progenitor Cells
and/or
Differentiated
Cells

1 Assignee identified as AVITA Medical Pty Ltd in this schedule refers either to AVITA Medical Pty Ltd or AVITA Medical Ltd. On October 1, 2020, AVITA Medical Ltd converted to a proprietary company and changed its name to AVITA Medical PTY Limited.

细胞悬液及其	CN1046	CN2013	3/14/	China	Pending			3/14/	AVITA
用途 (CELL SUSPENSIONS	85049A	800247 37	2013					2033	Medical Pty Ltd
AND THEIR
USES)
CELL	EP2828	EP2013	3/14/	Germany	Granted	EP28283	2/17/	3/14/	AVITA
SUSPENSION	378A1	764726	2013			78B1	2021	2033	Medical
AND USE									Pty Ltd
THEREOF
CELL	ES2864	EP2013	3/14/	Spain	Granted	ES28647	2/17/	3/14/	AVITA
SUSPENSION	772T3	764726	2013			72T3	2021	2033	Medical
AND USE									Pty Ltd
THEREOF
CELL	EP2828	EP2013	3/14/	France	Granted	EP28283	2/17/	3/14/	AVITA
SUSPENSION	378A1	764726	2013			78B1	2021	2033	Medical
AND USE									Pty Ltd
THEREOF
CELL	EP2828	EP2013	3/14/	United	Granted	EP28283	2/17/	3/14/	AVITA
SUSPENSION	378A1	764726	2013	Kingdom		78B1	2021	2033	Medical
AND USE									Pty Ltd
THEREOF
細胞懸液及其 用途 (CELL SUSPENSIONS AND THEIR USES)	HK120 7662A	HK151 08195	3/14/ 2013	Hong Kong	Pending			3/14/ 2033	AVITA Medical Pty Ltd
CELL	EP2828	EP2013	3/14/	Italy	Granted	EP28283	2/17/	3/14/	AVITA
SUSPENSION	378A1	764726	2013			78B1	2021	2033	Medical
AND USE									Pty Ltd
THEREOF
CELL	EP3896	EP2021	3/14/	European	Pending			3/14/	AVITA
SUSPENSION	152A1	156318	2013	Patent				2033	Medical
AND USE				Office					Pty Ltd
THEREOF
CELL	US2020	16/592,	10/3/	United	Pending			3/14/	AVITA
SUSPENSION	009395	108	2019	States of				2033	Medical
AND USE	1A1			America					Pty Ltd
THEREOF
CELL	US2020	16/592,	10/3/	United	Pending			3/14/	AVITA
SUSPENSION	009395	117	2019	States of				2033	Medical
AND USE	2A1			America					Pty Ltd
THEREOF
SYSTEMS AND	AU201	201320	4/13/	Australia	Granted	AU2013	2/12/	4/13/	AVITA
METHODS FOR	320514	5148	2013			205148B	2015	2033	Medical
TISSUE	8A1					2			Pty Ltd
PROCESSING
AND
PREPARATION
OF CELL
SUSPENSION
THEREFROM

SYSTEMS AND METHODS FOR TISSUE PROCESSING AND PREPARATION OF CELL SUSPENSION THEREFROM	CA2906 088A1	CA2906 088	3/14/ 2014	Canada	Pending			3/14/ 2034	AVITA Medical Pty Ltd
用于组织处理以及由其制备 细胞悬液的系	CN1051 89729A	CN2014 800256 99.5	3/14/ 2014	China	Granted	CN1051 89729B	1/10/ 2020	3/14/ 2034	AVITA Medical Pty Ltd
统和方法
(SYSTEMS AND METHODS FOR TISSUE PROCESSING AND PREPARATION OF CELL SUSPENSIONs THEREFROM)
SYSTEMS AND	EP2970	EP2014	3/14/	Germany	Granted	EP29708	11/1	3/14/	AVITA
METHODS FOR	856A1	770177	2014			56B1	3/20	2034	Medical
TISSUE							19		Pty Ltd
PROCESSING
AND
PREPARATION
OF CELL
SUSPENSION
THEREFROM
SYSTEMS AND	ES2759	ES2014	3/14/	Spain	Granted	ES27590	11/1	3/14/	AVITA
METHODS FOR	063T3	770177	2014			63T3	3/20	2034	Medical
TISSUE		T					19		Pty Ltd
PROCESSING
AND
PREPARATION
OF CELL
SUSPENSION
THEREFROM
SYSTEMS AND	EP2970	EP2014	3/14/	France	Granted	EP29708	11/1	3/14/	AVITA
METHODS FOR	856A1	770177	2014			56B1	3/20	2034	Medical
TISSUE							19		Pty Ltd
PROCESSING
AND
PREPARATION
OF CELL
SUSPENSION
THEREFROM

SYSTEMS AND METHODS FOR TISSUE PROCESSING AND PREPARATION OF CELL SUSPENSION THEREFROM	EP2970 856A1	EP2014 770177	3/14/ 2014	United Kingdom	Granted	EP29708 56B1	11/1 3/20 19	3/14/ 2034	AVITA Medical Pty Ltd
用於組織處理以及由其製備 細胞懸液的系	HK121 9291A	HK161 07310	6/23/ 2016	Hong Kong	Granted	HK1219 291	1/29/ 2021	3/14/ 2034	AVITA Medical Pty Ltd
統和方法
(SYSTEMS AND METHODS FOR TISSUE PROCESSING AND PREPARATION OF CELL SUSPENSION THEREFROM)
SYSTEMS AND	EP2970	EP2014	3/14/	Italy	Granted	EP29708	11/1	3/14/	AVITA
METHODS FOR	856A1	770177	2014			56B1	3/20	2034	Medical
TISSUE							19		Pty Ltd
PROCESSING
AND
PREPARATION
OF CELL
SUSPENSION
THEREFROM
SYSTEMS AND	JP2016	JP2016-	3/14/	Japan	Granted	JP64797	2/15/	3/14/	AVITA
METHODS FOR	512689	502942	2014			57B2	2019	2034	Medical
TISSUE	A								Pty Ltd
PROCESSING
AND
PREPARATION
OF CELL
SUSPENSION
THEREFROM
SYSTEMS AND	US2016	14/776,	3/14/	United	Granted	US10626	4/21/	3/14/	AVITA
METHODS FOR	002445	038	2014	States of		358B2	2020	2034	Medical
TISSUE	0A1			America					Pty Ltd
PROCESSING
AND
PREPARATION
OF CELL
SUSPENSION
THEREFROM

SYSTEMS AND METHODS FOR TISSUE PROCESSING AND PREPARATION OF CELL SUSPENSION THEREFROM	CN1113 04081A	CN2019 113434 17.7	3/14/ 2014	China	Pending			3/14/ 2034	AVITA Medical Pty Ltd
SYSTEMS AND METHODS FOR TISSUE PROCESSING AND PREPARATION OF CELL SUSPENSION THEREFROM	EP3674 396A1	EP2019 208169	3/14/ 2014	European Patent Office	Pending			3/14/ 2034	AVITA Medical Pty Ltd
SYSTEMS AND METHODS FOR TISSUE PROCESSING AND PREPARATION OF CELL SUSPENSION THEREFROM	HK400 32292A	HK420 200219 09	6/23/ 2016	Hong Kong	Pending			3/14/ 2034	AVITA Medical Pty Ltd
SYSTEMS AND	US2020	16/787,	2/11/	United	Granted	US11124	9/21/	3/14/	AVITA
METHODS FOR	020808	882	2020	States of		752B2	2021	2034	Medical
TISSUE	6A1			America					Pty Ltd
PROCESSING
AND
PREPARATION
OF CELL
SUSPENSION
THEREFROM
SYSTEMS AND		18/370,	9/20/	United	Pending			3/14/	AVITA
METHODS FOR		842	2023	States of	Reissue			2034	Medical
TISSUE				America	Application				Pty Ltd
PROCESSING
AND
PREPARATION
OF CELL
SUSPENSION
THEREFROM
CELL	AT5105	AT2002	2/7/2	Austria	Expired	AT51054	05/2	2/7/2	AVITA
SUSPENSION	48T	709917	002			8T	5/20	022	Medical
PREPARATION		T					11		Pty. Ltd.
TECHNIQUE
AND USE

CELL	AU200	AU200	2/7/2	Australia	Expired	AU2002	03/0	2/7/2	AVITA
SUSPENSION	222780	222780	002			227802B	5/20	022	Medical
PREPARATION	2A1	2				2	07		Pty. Ltd.
TECHNIQUE
AND DEVICE
CELL	BRPI0	BRPI02	2/7/2	Brazil	Expired	BRPI020	06/1	2/7/2	AVITA
SUSPENSION	206692	06692	002			6692B1	9/20	022	Medical
PREPARATION	A2						18		Pty. Ltd.
TECHNIQUE
AND DEVICE
CELL	DE6024	DE6024	2/7/2	Germany	Expired	DE60240	05/2	2/7/2	AVITA
SUSPENSION	0127T2	0127	002			127T2	5/20	022	Medical
PREPARATION							11		Pty. Ltd.
TECHNIQUE
AND USE
CELL	135792	135792	2/7/2	Spain	Expired	1357922	05/2	2/7/2	AVITA
SUSPENSION	2	2	002				5/20	022	Medical
PREPARATION							11		Pty. Ltd.
TECHNIQUE
AND USE
CELL	135792	027099	02/07	Belgium	Expired	1357922	05/2	02/07	AVITA
SUSPENSION	2	175	/2002				5/20	/2022	Medical
PREPARATION							11		Pty. Ltd.
TECHNIQUE
AND USE
CELL	135792	EP2002	2/7/2	France	Expired	EP13579	05/2	2/7/2	AVITA
SUSPENSION	2	709917	002			22	5/20	022	Medical
PREPARATION							11		Pty. Ltd.
TECHNIQUE
AND USE
CELL	135792	EP2002	2/7/2	United	Expired	EP13579	05/2	2/7/2	AVITA
SUSPENSION	2	709917	002	Kingdom		22	5/20	022	Medical
PREPARATION							11		Pty. Ltd.
TECHNIQUE
AND USE
CELL	HK105	410062	2/7/2	Hong	Expired	HK1057	4081	2/7/2	AVITA
SUSPENSION	7713	8.6	002	Kong		713	6	022	Medical
PREPARATION									Pty. Ltd.
TECHNIQUE
AND USE

CELL	135792	EP2002	2/7/2	Italy	Expired	EP13579	05/2	2/7/2	AVITA
SUSPENSION	2	709917	002			22	5/20	022	Medical
PREPARATION							11		Pty. Ltd.
TECHNIQUE
AND USE
CELL	2004-	2002-	2/7/2	Japan	Expired	JP52140	4134	2/7/2	AVITA
SUSPENSION	529872	562365	002			85	1	022	Medical
PREPARATION									Pty. Ltd.
TECHNIQUE
AND DEVICE
CELL	135792	EP2002	2/7/2	Netherlands	Expired	EP13579	05/2	2/7/2	AVITA
SUSPENSION	2	709917	002			22	5/20	022	Medical
PREPARATION							11		Pty. Ltd.
TECHNIQUE
AND USE
CELL	PT1357	EP2002	2/7/2	Portugal	Expired	EP13579	09/0	2/7/2	AVITA
SUSPENSION	922E	709917	002			22	1/20	022	Medical
PREPARATION							11		Pty. Ltd.
TECHNIQUE
AND USE
CELL	135792	EP2002	2/7/2	Sweden	Expired	EP13579	05/2	2/7/2	AVITA
SUSPENSION	2	709917	002			22	5/20	022	Medical
PREPARATION							11		Pty. Ltd.
TECHNIQUE
AND USE
CELL	135792	EP2002	2/7/2	Turkey	Expired	EP13579	05/2	2/7/2	AVITA
SUSPENSION	2	709917	002			22	5/20	022	Medical
PREPARATION							11		Pty. Ltd.
TECHNIQUE
AND USE
CELL	AT717	AT2010	2/7/2	Austria	Expired	AT71788	03/2	2/7/2	AVITA
SUSPENSION	889T	184235	002			9	5/20	022	Medical
PREPARATION		T					15		Pty. Ltd.
DEVICE
CELL	234307	101842	2/7/2	Belgium	Expired	EP23430	03/2	2/7/2	AVITA
SUSPENSION	9	35.9	002			79	5/20	022	Medical
PREPARATION							15		Pty. Ltd.
DEVICE

CELL SUSPENSION PREPARATION DEVICE	DE602 47071	602470 71-4	2/7/2 002	Germany	Expired	DE60247 071T2	03/2 5/20 15	2/7/2 022	AVITA Medical Pty. Ltd.
CELL SUSPENSION PREPARATION DEVICE	234307 9	101842 35.9	2/7/2 002	Spain	Expired	EP23430 79	03/2 5/20 15	2/7/2 022	AVITA Medical Pty. Ltd.
CELL SUSPENSION PREPARATION DEVICE	234307 9	101842 35.9	2/7/2 002	France	Expired	EP23430 79	03/2 5/20 15	2/7/2 022	AVITA Medical Pty. Ltd.
CELL SUSPENSION PREPARATION DEVICE	234307 9	101842 35.9	2/7/2 002	United Kingdom	Expired	EP23430 79	03/2 5/20 15	2/7/2 022	AVITA Medical Pty. Ltd.
CELL	502015	101842	2/7/2	Italy	Expired	EP23430	03/2	2/7/2	AVITA
SUSPENSION	000011	35.9	002			79	5/20	022	Medical
PREPARATION	254						15		Pty. Ltd.
DEVICE
CELL	234307	101842	2/7/2	Netherlands	Expired	EP23430	03/2	2/7/2	AVITA
SUSPENSION	9	35.9	002			79	5/20	022	Medical
PREPARATION							15		Pty. Ltd.
DEVICE
CELL	PT1357	PT2002	2/7/2	Portugal	Expired	PT13579	09/0	2/7/2	AVITA
SUSPENSION	922E	709917	002			22E	1/20	022	Medical
PREPARATION		T					11		Pty. Ltd.
DEVICE
CELL	234307	101842	2/7/2	Sweden	Expired	EP23430	03/2	2/7/2	AVITA
SUSPENSION	9	35.9	002			79	5/20	022	Medical
PREPARATION							15		Pty. Ltd.
DEVICE

CELL	234307	101842	2/7/2	Turkey	Expired	EP23430	03/2	2/7/2	AVITA
SUSPENSION	9	35.9	002			79	5/20	022	Medical
PREPARATION							15		Pty. Ltd.
DEVICE
CELL	DE602	DE6024	2/7/2	Germany	Expired	DE60249	08/0	2/7/2	AVITA
SUSPENSION	49971T	9971	002			971T2	7/20	022	Medical
PREPARATION	2						19		Pty. Ltd.
DEVICE
CELL	234307	151598	2/7/2	Spain	Expired	EP29572	08/0	2/7/2	AVITA
SUSPENSION	9	90.1	002			88	7/20	022	Medical
PREPARATION							19		Pty. Ltd.
DEVICE
CELL	234307	151598	2/7/2	France	Expired	EP29572	08/0	2/7/2	AVITA
SUSPENSION	9	90.1	002			88	7/20	022	Medical
PREPARATION							19		Pty. Ltd.
DEVICE
CELL	234307	151598	2/7/2	United	Expired	EP29572	08/0	2/7/2	AVITA
SUSPENSION	9	90.1	002	Kingdom		88	7/20	022	Medical
PREPARATION							19		Pty. Ltd.
DEVICE
CELL	HK121	HK161	2/7/2	Hong	Expired	HK1610	08/2	2/7/2	AVITA
SUSPENSION	2885A1	00778	002	Kong		0778	1/20	022	Medical
PREPARATION							20		Pty. Ltd.
DEVICE
CELL	234307	151598	2/7/2	Italy	Expired	EP29572	08/0	2/7/2	AVITA
SUSPENSION	9	90.1	002			88	7/20	022	Medical
PREPARATION							19		Pty. Ltd.
DEVICE
METHOD FOR	JP2014	JP2014	2/7/2	Japan	Expired	JP60423	11/1	2/7/2	AVITA
PREPARING	193415	134495	002			77	8/20	022	Medical
CELL	A						16		Pty. Ltd.
SUSPENSION,
AND CELL
SUSPENSION

CELL	US2011	13/223,	9/1/2	United	Expired	9078741	07/1	2/7/2	AVITA
SUSPENSION	031149	577	011	States of			4/20	022	Medical
PREPARATION	7A1			America			15		Pty. Ltd.
TECHNIQUE
AND DEVICE
CELL	US2015	14/645,	3/12/	United	Expired	9867692	01/1	2/7/2	AVITA
SUSPENSION	018273	933	2015	States of			6/20	022	Medical
PREPARATION	9A1			America			18		Pty. Ltd.
TECHNIQUE
AND DEVICE
CELL	US201	15/838,	12/12	United	Expired	1072953	8/4/2	2/7/2	AVITA
SUSPENSION	800988	429	/2017	States of		6	020	022	Medical
PREPARATION	40A1			America					Pty. Ltd.
TECHNIQUE
AND DEVICE
CELL	US2019	16/436,	6/10/	United	Expired	1072953	4/28/	2/7/2	AVITA
SUSPENSION	030755	693	2019	States of		6	2020	022	Medical
PREPARATION	0A1			America					Pty. Ltd.
TECHNIQUE
AND DEVICE
METHOD FOR	JP2010	JP2010-	2/7/2	Japan	Withdrawn				AVITA
PREPARING	269159	163176	002						Medical
CELL	A								Pty. Ltd.
SUSPENSION,
AND CELL
SUSPENSION
CELL	US200	10/068,	2/6/2	United	Abandoned				AVITA
SUSPENSION	201063	299	002	States of					Medical
PREPARATION	53A1			America					Pty. Ltd.
TECHNIQUE
AND DEVICE
CELL	US201	12/699,	2/3/2	United	Abandoned				AVITA
SUSPENSION	001963	554	010	States of					Medical
PREPARATION	34A1			America					Pty. Ltd.
TECHNIQUE
AND DEVICE
CELL	EP3632	EP2019	2/7/2	European	Abandoned				AVITA
SUSPENSION	452A1	190195	002	Patent					Medical
PREPARATION				Office					Pty. Ltd.
DEVICE

CELL	HK400	HK420	2/7/2	Hong	Abandoned	AVITA
SUSPENSION	18126A	200074	002	Kong		Medical
PREPARATION		98				Pty. Ltd.
TECHNIQUE
AND USE
CELL	US2021	16/935,	7/21/	United	Abandoned	AVITA
SUSPENSION	016963	015	2020	States of		Medical
PREPARATION	6A1			America		Pty. Ltd.
TECHNIQUE
AND DEVICE
CELL	US2015	14/386,	3/14/	United	Abandoned	AVITA
SUSPENSION	007915	519	2013	States of		Medical
AND USE	3A1			America		Ltd.
THEREOF
SYSTEMS AND	N/A	17/462,	8/31/	United	Abandoned	AVITA
METHODS FOR		694	2021	States of		Medical
TISSUE				America		Ltd.
PROCESSING
AND
PREPARATION
OF CELL
SUSPENSION
THEREFROM

Item B. Patent Licenses None